BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth V.I. Fund

(the “Fund”)

Supplement dated August 29, 2018 to the Class I Shares Prospectus and Class III Shares Prospectus of the Fund (together, the “Prospectuses”), each dated May 1, 2018, as supplemented to date

The following change is made to the Fund’s Prospectuses:

Footnote 1 in the section of each Prospectus entitled “For More Information — Funds and Service Providers — Custodians” is amended to include a reference to BlackRock Large Cap Focus Growth V.I. Fund.

Shareholders should retain this Supplement for future reference.

PRO-VAR-LCFG-0818